UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 22, 2007

                             Sharps Compliance Corp.
               (Exact Name of Registrant as Specified in Charter)


        Delaware                       000-22390                 74-2657168
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

9350 Kirby Drive, Suite 300, Houston, Texas                              77054
 (Address of Principal Executive Offices)                             (Zip Code)


       Registrant's telephone number, including area code: (713) 432-0300


                                TABLE OF CONTENTS
                                -----------------

Item 2.02. Disclosure of Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
Press Release

Item 2.02. Disclosure of Results of Operations and Financial Condition

On January 22, 2007, the Company announced its results of operations for the second quarter ended December 31, 2006. A copy of the earnings release is attached as Exhibit 99.1.

The information in this Current Report is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Act of 1934, as amended, and Section 11 of the Securities Act of 1933, as amended, or otherwise subject to the liabilities of those sections. This Current Report will not be deemed an admission by the Company as to the materiality of any information in this report that is not required to be disclosed solely by Item 12. The Company does not undertake a duty to update the information in this Current Report and cautions that the information included in this Current Report is current only as of January 22, 2007 and may change thereafter.

Item 9.01. Financial Information, Pro Forma Financial Information and Exhibits

(a) Financial Information
    Not applicable.

(b) Pro Forma Financial Information
    Not applicable.

(c) Exhibits
        Exhibit         Description
        99.1            Press Release, dated January 22, 2007

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.


                                SHARPS COMPLIANCE CORP.

DATE: January 22, 2007          By:     /s/ DAVID P. TUSA
                                        -----------------
                                        Name:  David P. Tusa
                                        Title: Executive Vice President, Chief
                                               Financial Officer and Business
                                               Development

                                INDEX TO EXHIBITS


Exhibit                 Description

Number

99.1                    Press Release, dated January  22, 2006